EXHIBIT 99.1

Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data

The following unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of Psychiatric Solutions, Horizon Health and those entities we acquired since the beginning of the respective period presented. The following tables set forth the unaudited pro forma condensed combined financial statements for Psychiatric Solutions, giving effect to the Transactions and to acquisitions completed since the beginning of the respective period presented as if they had occurred on the dates indicated and after giving effect to certain pro forma adjustments discussed herein.

The adjustments necessary to fairly present the unaudited pro forma condensed combined financial statements have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the notes to the “Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this offering memorandum. The pro forma adjustments are preliminary and revisions to the preliminary purchase price allocations and financing of the Transactions may have a significant impact on the pro forma adjustments. A final valuation of net assets acquired associated with the Acquisition cannot be made prior to the completion of this offering memorandum. A final determination of these fair values will be conducted by Psychiatric Solutions’ independent valuation specialists. The consideration of this valuation will most likely result in a change in the value assigned to the fixed and intangible assets acquired from Horizon Health.

The unaudited pro forma condensed combined financial statements are for comparative purposes only and do not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period. The unaudited pro forma condensed combined financial statements should be read in conjunction with the “Unaudited Pro Forma Condensed Combined Financial Information,” “Selected Consolidated Financial and Operating Data — Psychiatric Solutions,” “Selected Consolidated Financial and Operating Data — Horizon Health” and the consolidated financial statements of Alternative Behavioral Services, Inc., or ABS, included elsewhere in this offering memorandum, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements of Psychiatric Solutions and Horizon Health, each incorporated by reference in this offering memorandum.

		Three Months	Twelve Months
	Year Ended	Ended	Ended
	December 31,	March 31,	March 31,
	2006	2007	2007
	(Dollars in thousands)

Income Statement Data(1):
Revenue	$1,555,418	$395,149	$1,582,310
Expenses:
Salaries, wages and employee benefits	859,348	220,281	870,796
Professional fees	148,173	38,572	150,920
Supplies	83,401	21,688	85,593
Rentals and leases	20,826	5,814	21,851
Other operating expenses	174,693	39,339	171,507
Provision for doubtful accounts	31,186	9,950	34,003
Depreciation and amortization	31,552	8,660	32,951
Interest expense, net	88,650	22,258	89,872
Other expenses(2)	254	(12)	246

Total expenses	1,438,083	366,550	1,457,739

Income from continuing operations before income taxes	117,335	28,599	124,571
Provision for income taxes	44,282	10,953	47,711

Income from continuing operations	$73,053	$17,646	$76,860

Balance Sheet Data (End of Period)(1):
Cash and cash equivalents			$17,655
Working capital			149,236
Property and equipment, net			661,926
Total assets			2,120,461
Total debt			1,203,568
Stockholders’ equity			660,651
Other Financial Data(1):
Capital expenditures	$40,857	$10,951	$44,939
Adjusted EBITDA(3)	$254,766	$64,028	$260,956
Selected Pro Forma Ratios(1):
Adjusted EBITDA/Cash interest expense			3.0	x
Net debt/Adjusted EBITDA			4.5	x
Operating Data(1):
Number of facilities(4)	89	90	90
Owned(4)	79	80	80
Leased	10	10	10
Number of beds(4)	9,985	9,991	9,991
Admissions	135,515	38,247	135,852
Patient days	2,310,814	650,747	2,361,076
Average length of stay	17	17	17

(1)	The unaudited pro forma condensed combined income statements for the year ended December 31, 2006, the three months ended March 31, 2007 and the twelve months ended March 31, 2007 assume that the Transactions and any acquisitions completed since the beginning of the respective period presented took place on the first day of the period presented. The unaudited pro forma condensed combined income statement for the year ended December 31, 2006 combines Psychiatric Solutions’ audited consolidated income statement for the fiscal year ended December 31, 2006 with the unaudited consolidated income statement of Horizon Health for the twelve months ended November 30, 2006 and unaudited income statements of the entities acquired since January 1, 2006 for the period after January 1, 2006 but prior to the closing date of the acquisition. The unaudited pro forma condensed combined income statement for the three months ended March 31, 2007 combines Psychiatric Solutions’ unaudited consolidated income statement for the three months ended March 31, 2007 with the unaudited consolidated income statement of Horizon Health for the three months ended February 28, 2007. The unaudited pro forma condensed combined income statement for the twelve months ended March 31, 2007 combines Psychiatric Solutions’ unaudited consolidated income statement for the twelve months ended March 31, 2007 with the unaudited consolidated income statement of Horizon Health for the twelve months ended February 28, 2007 and unaudited income statements of the entities acquired since April 1, 2006 for the period after April 1, 2006 but prior to the closing date of the acquisition. The unaudited pro forma condensed combined balance sheet as of March 31, 2007 assumes that the Transactions took place on March 31, 2007 and combines Psychiatric Solutions’ unaudited balance sheet as of March 31, 2007 with the unaudited balance sheet of Horizon Health as of February 28, 2007.

(2)	Other expenses include minority interest relating to a joint venture in which Horizon Health holds a controlling interest of $254, $(12) and $246 for the year ended December 31, 2006, the three months ended March 31, 2007 and the twelve months ended March 31, 2007, respectively.

(3)	EBITDA and adjusted EBITDA are non-GAAP financial measures. We define EBITDA as income from continuing operations before interest expense (net of interest income), income taxes, depreciation and amortization. We define adjusted EBITDA as EBITDA further adjusted for stock compensation, minority interest and certain cost savings we expect to realize from the Acquisition. These other expenses may occur in future periods, but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. We use adjusted EBITDA as the primary measure to review and assess the operating performance of our inpatient facilities and their management teams. We believe it is useful to investors to provide disclosures of our operating results on the same basis as that used by management. Management and investors also review adjusted EBITDA to evaluate our overall performance and to compare our current operating results with corresponding periods and with other companies in the health care industry. You should not consider adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with GAAP. Because adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, it may not be comparable to similarly titled measures of other companies. The following are the components of adjusted EBITDA for the year ended December 31, 2006, the three months ended March 31, 2007 and the twelve months ended March 31, 2007:

		Three Months	Twelve Months
	Year Ended	Ended	Ended
	December 31,	March 31,	March 31,
	2006(a)	2007(a)	2007(a)
	(Dollars in thousands)

Income from continuing operations	$73,053	$17,646	$76,860
Provision for income taxes	44,282	10,953	47,711
Interest expense	88,650	22,258	89,872
Depreciation and amortization	32,552	8,660	32,951

EBITDA	238,537	59,517	247,394
Other expenses:
Stock compensation	14,472	4,147	11,813
Minority interest(b)	254	(12)	246
Anticipated cost savings	1,503	376	1,503

Total other expenses	16,229	4,511	13,562

Adjusted EBITDA	$254,766	$64,028	$260,956

(a)	For a discussion of how the financial results for each of the periods was calculated, see footnote (1) above.

(b)	Relates to a joint venture in which Horizon Health holds a controlling interest.

(4)	In 2006, Horizon Health purchased Lighthouse Care Center of Berkeley County, a 30-bed facility located in Summerville, South Carolina, as part of a multi-facility acquisition, but the facility is not currently in operation.

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